Exhibit 99.1

[COSI LOGO]

FOR IMMEDIATE RELEASE

Cosi, Inc. Strengthens Management - Names Edward Backus as Chief Development Officer, Christopher Ames as Chief Operating Officer, Gilbert Melott as Chief People Officer, and Patrick Donnellan as Vice President Strategy and International Business Development

DEERFIELD, IL, November 13, 2006 -- Cosi, Inc. (NASDAQ: COSI), the premium convenience restaurant company, today announced the appointment of Edward Backus as Chief Development Officer and Christopher Ames to the position of Chief Operating Officer. Cosi also announced the appointment of Gilbert Melott as Chief People Officer. Further, it announced Patrick Donnellan as Vice President of Strategy and International Business Development. All of these positions will report to Kevin Armstrong, Cosi's President and Chief Executive Officer.

"With these appointments we have created an experienced leadership team at Cosi to maximize our growth as a leading premium convenience restaurant chain," said Kevin Armstrong, Cosi's President and Chief Executive Officer. "We believe that our new management structure will support the three distinct segments of our business that will drive our success - operating great restaurants, being great company and franchise restaurant developers, and developing great people talent."

As Chief Development Officer, Backus will have responsibility for Cosi's business development strategy with direct oversight for franchise sales and development, construction and facilities, and real estate.

Backus has been instrumental in building the company's franchise pipeline in securing 27 area developers for 345 commitments and significantly contributed to the evolution of our franchise development strategy. Before joining Cosi, he worked for 20 years in senior level positions with PepsiCo Food Service in sales, marketing and operations. His most recent assignment was Senior Vice President of Business Development where he was responsible for PepsiCo Food Service new business as well as managing existing franchisees. Backus is a graduate of Columbia University.

In his role as Chief Operating Officer, Ames will lead Cosi's company and franchise organizations as they continue to open new restaurants, achieve industry leading guest satisfaction levels, and deliver strong financial results.

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Ames previously served as Executive Vice President for The Patina Group since
2005, one of the nation's leading multi-concept restaurant groups including full-service, off-premise, and creative alternative dining solutions ranging from the Walt Disney Concert Hall to The Hollywood Bowl. Prior to that, he served in senior executive roles including Vice President of Operations at California Pizza Kitchen where he spent fourteen years. Chris has significant experience in managing expansion of a growing brand with CPK nearly doubling in size during his leadership tenure. Chris is a graduate of California State University with a degree in Political Science.

In his new role as Chief People Officer, Melott, previously Executive Vice President of Operations and People, will be responsible for the continued development of Cosi's strategies, skills, and systems to guide Cosi as a great people development company.

Melott will oversee the full human resources and people development spectrum: recruiting, training, succession planning, executive development, human resources technology, cultural and partner relations, and diversity.

"Melott will lead our efforts in what is our most significant effort, building our culture and teams to be great restaurant operators and people developers," commented Armstrong. "He has already created the strong foundation upon which our people initiatives and restaurant performance is based and will continue to do so in his new role."

Patrick Donnellan, Vice President of Strategy and International Business Development, will lead development strategy and growth of the Cosi brand internationally. Donnellan will immediately manage the development of Cosi with its first international partner in the Persian Gulf. This market entry will represent the first expansion of Cosi internationally beyond its original restaurant in Paris.

About Cosi
Cosi ( http://www.getcosi.com ) is a national premium convenience restaurant that has developed featured foods built around a secret, generations-old recipe for crackly crust flatbread. This artisan bread is freshly baked in front of customers throughout the day in open flame stone hearth ovens prominently located in each of the restaurants. Cosi's warm and urbane atmosphere is geared towards its sophisticated, upscale, urban and suburban guests. There are currently 109 company-owned and nine franchise restaurants in sixteen states and the District of Columbia. The Cosi vision is to become America's favorite premium convenience restaurant by providing customers authentic, innovative, savory food while remaining an affordable luxury.

The Cosi menu features Cosi sandwiches, freshly tossed salads, Cosi Melts, soups, Cosi bagels, pizzas, S'mores and other desserts, and a wide range of coffee beverages. Cosi restaurants are designed to be welcoming and comfortable with an eclectic environment. Cosi's sights, sounds, and spaces create a tasteful, relaxed place that always provides a fresh and new dining experience.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains statements that constitute forward- looking statements under the federal securities laws. Forward-looking statements are statements about future events and expectations and not statements of historical fact. The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive," or similar words, or negatives of these words, identify forward- looking statements. We qualify any forward-looking statements entirely by these cautionary factors. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance

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or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to: the cost of our principal food products and supply and delivery shortages or interruptions; labor shortages or increased labor costs; changes in consumer preferences and demographic trends; expansion into new markets; our ability to locate suitable restaurant sites in new and existing markets and negotiate acceptable lease terms; competition in our markets, both in our business and in locating suitable restaurant sites; our operation and execution in new and existing markets; our ability to recruit, train and retain qualified corporate and restaurant personnel and management; cost effective and timely planning, design and build-out of restaurants; our ability to attract and retain qualified franchisees; the availability and cost of additional financing, both to fund our existing operations and to open new restaurants; the rate of our internal growth and our ability to generate increased revenue from our existing restaurants; our ability to generate positive cash flow from existing and new restaurants; the reliability of our customer and market studies; fluctuations in our quarterly results due to seasonality; increased government regulation and our ability to secure required governmental approvals and permits; our ability to create customer awareness of our restaurants in new markets; market saturation due to new restaurant openings; inadequate protection of our intellectual property; adverse weather conditions which impact customer traffic at our restaurants and adverse economic conditions. Further information regarding factors that could affect our results and the statements made herein are included in our filings with the Securities and Exchange Commission.

 Additional information is available free of charge on the Company's website at http://www.getcosi.com in the investor relations section.

CONTACT:        Media                   Investors
                Brien Gately            William Koziel or Brien Gately
                (847)597-8950           (847) 597-8800